Exhibit 10.6

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL Compliance Office

P.O. Box 999, Mailstop Kl-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceoffice@pnnl.gov

May 26, 2017	VIA EMAIL .PDF

Golden Share Mining Corporation

Attention Nick Zeng, CEO, Chairman & President

7-145 Riviera Drive

Markham, Ontario L3R 5J6

Canada

Email: nick.zeng@goldenshare.ca

RE : License Agreement No. 528131, LETTER AMENDMENT 1

Dear Mr. Zeng:

This letter confirms the desire of Golden Share Mining Corporation to amend Battelle License Agreement number 528131, to change the licensed PATENTS. The License Agreement is amended by changing Attachment 1 to the License Agreement as follows:

Attachment 1 - PATENTS as Amended

Title	Country	Application Number	Patent Number	Gant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014

Redox Flow Batteries Based on Supporting United States - (US) 14/261,262 Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015

902 Battelle Boulevard | P.O. Box 999 | Richland, WA 99352 | 888.375.7665 | inquiry@pnnl.gov | www.pnnl.gov

Golden Share Mining Corporation

Agreement 528131 - Amendment 1

May 26, 2017

Title	Country	Application Number	Patent Number	Gant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CA, PatentMaster ID 8401)*	Canada - (CA)	2,812,928	9,123,931	09/01/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8976)*	United States - (US)	14/815,037
All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565

*These Patents and Patent Applications arose under funding of the U.S. Government.

*These Patents and Patent Applications arose under funding of the U.S. Government.

The revised Attachment 1 is also attached hereto for your convenience.

All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 1 and confirm that you are in agreement with these changes. If you are in agreement with this proposed Amendment 1 to the License Agreement, please indicate your acceptance below and return one copy of this Letter Amendment by June 2, 2017, to:

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL Compliance Office

P.0. Box 999, Mailstop Kl-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceoffice(5)pnnLgov

Golden Share Mining Corporation

Agreement 528131 - Amendment 1

May 26, 2017

Sincerely,

BATTELLE MEMORIAL INSTITUTE		GOLDEN SHARE MINING CORPORATION

BY		BY
PRINTED NAME	Peter C. Christensen	PRINTED NAME	NICK N ZENG
TITLE	Manager, Technology Commercialization	TITLE	PRESIDENT & CEO
DATE	5/26/2017	DATE	05/26/2017

Attachment 1 to License Agreement Number 528131- Amendment 1

Golden Share Mining Corporation

May 26,2017

Attachment 1 - PATENTS as Amended

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID	United States - (US)	14/261,262	9,077,011	07/07/2015
8640)* Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CA, PatentMaster ID 8401)*	Canada - (CA)	2,812,928
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 3, PatentMaster ID 8976)*	United States - (US)	14/815,037
All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565

*These Patents and Patent Applications arose under funding of the U.S. Government.